SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  FORM 8-K/A-2


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934


                         Date of Report: April 10, 1998
                                         --------------
                        (Date of earliest event reported)


                             NationsBank Corporation
                             -----------------------
             (Exact name of registrant as specified in its charter)


                                 North Carolina
                                 --------------
                 (State or other jurisdiction of incorporation)


                1-6523                               56-0906609
                ------                               ----------
       (Commission File Number)         (IRS Employer Identification Number)


                          NationsBank Corporate Center
                            Charlotte, North Carolina
                            -------------------------
                    (Address of principal executive offices)


                                      28255
                                   (Zip Code)


       Registrant's telephone number, including area code: (704) 386-5000

                    INFORMATION TO BE INCLUDED IN THE REPORT

         The Current Report on Form 8-K dated April 10, 1998 and filed with the Securities and Exchange Commission ("SEC") on April 17, 1998, as amended by the Current Report on Form 8-K/A-1 dated April 10, 1998 and filed with the SEC on April 24, 1998, is amended to amend and restate Item 7 in its entirety as follows:

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         The following consolidated financial statements of BankAmerica are incorporated herein by reference to Exhibit 99.1 filed herewith:

         1. Consolidated Balance Sheet as of December 31, 1997 and 1996.

         2. Consolidated Statement of Operations for the years ended December 31, 1997, 1996 and 1995.

         3. Consolidated Statement of Cash Flows for the years ended December 31, 1997, 1996 and 1995.

         4. Consolidated Statement of Changes in Stockholders' Equity for the years ended December 31, 1997, 1996 and 1995.

         5. Notes to Consolidated Financial Statements.

         The Other Events in Item 5 of this Form 8-K should be read in connection with these consolidated financial statements.

         The report of Ernst & Young LLP, independent auditors, on the consolidated financial statements of BankAmerica as of December 31, 1997 and 1996 and for the three years then ended is filed herewith as part of Exhibit
99.1 and the related consent is filed herewith as Exhibit 99.2. Both the opinion and consent are incorporated herein by reference.

         Certain unaudited financial information regarding BankAmerica, including a Consolidated Balance Sheet as of March 31, 1998, and Consolidated Statement of Operations, Consolidated Statement of Cash Flows, and Consolidated Statement of Changes in Stockholders' Equity for the three months ended March 31, 1998 and March 31, 1997, is incorporated herein by reference to Exhibit 99.3.

(b) Pro Forma Financial Information.

               UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

         The following Unaudited Pro Forma Condensed Balance Sheet as of March 31, 1998 combines the historical consolidated balance sheets of NationsBank Corporation ("NationsBank") and BankAmerica Corporation ("BankAmerica") as if the Reorganization had been effective on March 31, 1998, after giving effect to certain adjustments described in the attached Notes to the Unaudited Pro Forma Condensed Financial Information. NationsBank's historical financial statements, restated to give retroactive effect of the merger of NationsBank with Barnett Banks, Inc. ("Barnett") on January 9, 1998, are included in NationsBank's Current Report on Form 8-K filed with the SEC on April 16, 1998. In addition, NationsBank's historical interim financial statements for the three months ended March 31, 1998 are included in NationsBank's Form 10-Q filed with the SEC on May 15, 1998. BankAmerica's historical financial statements are incorporated by reference in its Annual Report on Form 10-K for the year ended December 31, 1997 as filed with the SEC on March 16, 1998 and its Form 10-Q for the three months ended March 31, 1998 as filed with the SEC on May 14, 1998. The unaudited Pro Forma Condensed Financial Information should be read in conjunction with the historical financial statements of NationsBank and BankAmerica.

         The Unaudited Pro Forma Condensed Statements of Income for the three months ended March 31, 1998 and the years ended December 31, 1997, 1996 and 1995 present the combined results of operations of NationsBank and BankAmerica as if the Reorganization had been effective at January 1, 1995, after giving effect to certain adjustments described in the attached Notes to the Unaudited Pro Forma Condensed Financial Information.

         The unaudited Pro Forma Condensed Financial Information and accompanying Notes to the Unaudited Pro Forma Financial Information reflect the application of the pooling of interests method of accounting for the Reorganization. Under this method of accounting, the recorded assets, liabilities, shareholders' equity, income and expenses of NationsBank and BankAmerica are combined and reflected at their historical amounts.

         NationsBank's acquisition of Boatmen's Bancshares, Inc. ("Boatmen's") on January 7, 1997, was accounted for using the purchase method of accounting. Accordingly, the results of operations of Boatmen's have been included in the NationsBank historical financial statements from the date of acquisition. Under the purchase method of accounting, the purchase price was allocated to assets acquired and liabilities assumed based on their estimated fair values at the closing date of the transaction.

         The combined company expects to achieve certain merger benefits in the form of operating cost savings which may be significant. The pro forma earnings, which do not reflect any direct costs or potential savings which are expected to result from the consolidation of operations of NationsBank and BankAmerica, may not be indicative of the results of future operations. The unaudited pro forma earnings for the years ended December 31, 1997, 1996 and 1995 do not reflect any direct costs or potential savings from the consolidation of operations of Barnett. No assurances can be given with respect to the ultimate level of expense savings.





                        PRO FORMA CONDENSED BALANCE SHEET
                             NATIONSBANK/BANKAMERICA
                                   (UNAUDITED)
                                                                             AT MARCH 31, 1998
                                                  ------------------------------------------------------------------------
                                                                                                               NATIONSBANK
                                                                                         PRO FORMA             BANKAMERICA
                                                     NATIONSBANK       BANKAMERICA      ADJUSTMENTS              COMBINED
                                                     -----------       -----------      -----------              --------
                                                                  (DOLLARS IN MILLIONS)
                                                                  ---------------------
ASSETS
Cash and cash equivalents                              $  13,421       $  14,699           $ (614)  (5)         $  27,506
Time deposits placed                                       1,841           5,737                -                   7,578
Investment securities                                     51,299          15,973                -                  67,272
Federal funds sold and securities purchased
   under agreements to resell                             10,914          12,927                -                  23,841
Trading account assets                                    23,751          30,675                -                  54,426
Loans, leases and factored accounts receivable,
   net of unearned income                                179,486         165,520                -                 345,006
Allowance for credit losses                               (3,245)         (3,517)               -                  (6,762)
                                                          ------          ------            -----                  ------
Loans, leases and factored accounts receivable,
   net of unearned income and allowance
   for credit losses                                     176,241         162,003                -                 338,244
Premises and equipment, net                                4,272           3,831                -                   8,103
Customers' acceptance liability                            1,089           3,374                -                   4,463
Intangible assets                                         11,757           6,032                -                  17,789
Other assets                                              19,918          10,185                -                  30,103
                                                          ------          ------            -----                  ------
  Total assets                                         $ 314,503       $ 265,436           $ (614)              $ 579,325
  ------------                                         ---------       ---------           -------              ---------

LIABILITIES
Deposits                                               $ 170,046       $ 173,890           $    -               $ 343,936
Borrowed funds                                            57,956          28,422                -                  86,378
Trading account liabilities                               17,991          13,013                -                  31,004
Acceptances outstanding                                    1,089           3,374                -                   4,463
Accrued expenses and other liabilities                     9,949          10,630              800   (2)            21,379
Trust preferred securities                                 2,705           2,212                -                   4,917
Long-term debt                                            29,547          14,011                -                  43,558
                                                          ------          ------           ------                 -------
  Total liabilities                                      289,283         245,552              800                 535,635

SHAREHOLDERS' EQUITY
Preferred stock                                               91             614             (614)  (5)                91
Common stock                                              10,202           1,210            3,702   (4)            15,114
Additional paid-in capital                                     -           7,994           (7,994)  (4)                 -
Retained earnings                                         14,724          14,292             (800)  (2)            28,216
Common stock in treasury, at cost                                         (4,292)           4,292   (4)                 -
Other, including loan to ESOP trust                          203              66                -                     269
                                                           -----           -----             ----                   -----
  Total shareholders' equity                              25,220          19,884           (1,414)                 43,690
                                                          ------         -------           -------                 ------
  Total liablities and shareholders' equity            $ 314,503       $ 265,436           $ (614)              $ 579,325
                                                       =========       =========           =======              =========




                      PRO FORMA CONDENSED INCOME STATEMENT
                             NATIONSBANK/BANKAMERICA
                                   (UNAUDITED)
                                                                           FOR THE THREE MONTHS ENDED MARCH 31, 1998
                                                                 ---------------------------------------------------------------
                                                                                                                      NATIONSBANK
                                                                                                        PRO FORMA     BANKAMERICA
                                                                     NATIONSBANK      BANKAMERICA     ADJUSTMENTS       COMBINED
                                                                     -----------      -----------     -----------       --------
                                                                        (DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
                                                                        -----------------------------------------------
INTEREST INCOME
 Interest and fees on loans and leases                                   $ 3,775         $ 3,388            $  -      $   7,163
 Interest and dividends on securities                                        842             283               -          1,125
 Federal funds sold and securities purchased under
   agreements to resell                                                      176             241               -            417
 Trading account securities                                                  356             383               -            739
 Other interest income                                                       120             108               -            228
                                                                           -----           -----             -----        -----
   Total interest income                                                   5,269           4,403               -          9,672

INTEREST EXPENSE
 Deposits                                                                  1,203           1,489               -          2,692
 Borrowed funds                                                              821             491               -          1,312
 Trading account liabilities                                                 194              80               -            274
 Long-term debt                                                              521             287               -            808
                                                                           -----           -----             -----        -----
   Total interest expense                                                  2,739           2,347               -          5,086
                                                                           -----           -----             -----        -----
NET INTEREST INCOME                                                        2,530           2,056               -          4,586
Provision for credit losses                                                  265             245               -            510
                                                                           -----           -----             -----        -----
NET CREDIT INCOME                                                          2,265           1,811               -          4,076
Gains on sales of securities                                                 152              61               -            213
Noninterest income                                                         1,776           1,752               -          3,528
Foreclosed properties expense (income)                                         5              (7)              -             (2)
Merger and restructuring items                                               900               -               -            900
Noninterest expense                                                        2,452           2,256               -          4,708
                                                                           -----           -----             -----        -----
INCOME BEFORE INCOME TAXES                                                   836           1,375               -          2,211
Income tax expense                                                           339             540               -            879
                                                                           -----           -----             -----        -----
NET INCOME BEFORE PREFERRED DIVIDENDS                                        497             835               -          1,332
Preferred dividends                                                            2              10               -             12
                                                                           -----           -----             -----        -----
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS                              $   495         $   825            $  -      $   1,320
                                                                         =======         =======             =====    =========
Basic earnings per share                                                 $  0.52         $  1.21                      $    0.77
                                                                         =======          ======                      =========
Diluted earnings per share                                               $  0.51         $  1.17                      $    0.75
                                                                         =======         =======                      =========
Average common shares - Basic (thousands)                                949,641         684,737                      1,724,489
                                                                         =======         =======                      =========
Average common shares - Diluted (thousands)                              973,561         706,481                      1,773,015
                                                                         =======         =======                      =========



                      PRO FORMA CONDENSED INCOME STATEMENT
                             NATIONSBANK/BANKAMERICA
                                   (UNAUDITED)
                                                                              FOR THE YEAR ENDED DECEMBER 31, 1997
                                                                 ---------------------------------------------------------------
                                                                                                                     NATIONSBANK
                                                                                                       PRO FORMA     BANKAMERICA
                                                                     NATIONSBANK    BANKAMERICA      ADJUSTMENTS        COMBINED
                                                                     -----------    -----------      -----------        --------
                                                                            (DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
                                                                            -----------------------------------------------
INTEREST INCOME
 Interest and fees on loans and leases                                  $ 15,270       $ 13,932             $ -        $ 29,202
 Interest and dividends on securities                                      2,140          1,123               -           3,263
 Federal funds sold and securities purchased under
   agreements to resell                                                      699            817               -           1,516
 Trading account securities                                                1,352          1,230               -           2,582
 Other interest income                                                       226            415               -             641
                                                                           -----          -----            ----          ------
   Total interest income                                                  19,687         17,517               -          37,204

INTEREST EXPENSE
 Deposits                                                                  4,891          5,793               -          10,684
 Borrowed funds                                                            2,435          1,676               -           4,111
 Trading account liabilities                                                 678            297               -             975
 Long-term debt                                                            1,966          1,166               -           3,132
                                                                           -----          -----            ----           -----
   Total interest expense                                                  9,970          8,932               -          18,902
                                                                           -----          -----            ----          ------
NET INTEREST INCOME                                                        9,717          8,585               -          18,302
Provision for credit losses                                                  954            950               -           1,904
                                                                           -----          -----            ----           -----
NET CREDIT INCOME                                                          8,763          7,635               -          16,398
Gains on sales of securities                                                 155             26               -             181
Noninterest income                                                         5,929          6,042               -          11,971
Foreclosed properties expense (income)                                         9            (22)              -             (13)
Merger and restructuring items                                               374              -               -             374
Noninterest expense                                                        9,234          8,399               -          17,633
                                                                           -----          -----            ----          ------
INCOME BEFORE INCOME TAXES                                                 5,230          5,326               -          10,556
Income tax expense                                                         1,898          2,116               -           4,014
                                                                           -----          -----            ----           -----
NET INCOME BEFORE PREFERRED DIVIDENDS                                      3,332          3,210               -           6,542
Preferred dividends                                                           11            100               -             111
                                                                           -----          -----            ----           -----
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS                             $  3,321       $  3,110            $  -        $  6,431
                                                                         =======        =======            ====         =======
Basic earnings per share                                                $   3.53       $   4.45                        $   3.71
                                                                          ======         ======                          ======
Diluted earnings per share                                              $   3.44       $   4.32                        $   3.61
                                                                          ======         ======                          ======
Average common shares - Basic (thousands)                                941,992        699,189                       1,733,194
                                                                         =======        =======                       =========
Average common shares - Diluted (thousands)                              967,672        719,777                       1,782,172
                                                                         =======        =======                       =========



                      PRO FORMA CONDENSED INCOME STATEMENT
                             NATIONSBANK/BANKAMERICA
                                   (UNAUDITED)
                                                                               FOR THE YEAR ENDED DECEMBER 31, 1996
                                                                  ---------------------------------------------------------------
                                                                                                                      NATIONSBANK
                                                                                                     PRO FORMA        BANKAMERICA
                                                                      NATIONSBANK    BANKAMERICA     ADJUSTMENTS        COMBINED
                                                                      -----------    -----------     -----------        --------
                                                                             (DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
                                                                             -----------------------------------------------
INTEREST INCOME
 Interest and fees on loans and leases                                   $ 13,121       $ 13,412             $ -        $ 26,533
 Interest and dividends on securities                                       1,618          1,160               -           2,778
 Federal funds sold and securities purchased under
   agreements to resell                                                       689            682               -           1,371
 Trading account securities                                                 1,228          1,001               -           2,229
 Other interest income                                                        176            453               -             629
                                                                            -----          -----            ----           -----
   Total interest income                                                   16,832         16,708               -          33,540

INTEREST EXPENSE
 Deposits                                                                   4,246          5,359               -           9,605
 Borrowed funds                                                             2,274          1,430               -           3,704
 Trading account liabilities                                                  653            227               -             880
 Long-term debt                                                             1,435          1,063               -           2,498
                                                                            -----          -----            ----           -----
   Total interest expense                                                   8,608          8,079               -          16,687
                                                                            -----          -----            ----          ------
NET INTEREST INCOME                                                         8,224          8,629               -          16,853
Provision for credit losses                                                   760            885               -           1,645
                                                                            -----          -----            ----          ------
NET CREDIT INCOME                                                           7,464          7,744               -          15,208
Gains on sales of securities                                                   86             27               -             113
Noninterest income                                                          4,408          5,336               -           9,744
Foreclosed properties expense                                                  21              1               -              22
Merger and restructuring items                                                118            280               -             398
Noninterest expense                                                         7,283          8,053               -          15,336
                                                                            -----          -----            ----          ------
INCOME BEFORE INCOME TAXES                                                  4,536          4,773               -           9,309
Income tax expense                                                          1,597          1,900               -           3,497
                                                                            -----          -----            ----           -----
NET INCOME BEFORE PREFERRED DIVIDENDS                                       2,939          2,873               -           5,812
Preferred dividends                                                            17            185               -             202
                                                                            -----          -----            ----           -----
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS                              $  2,922       $  2,688            $  -        $  5,610
                                                                         ========        =======            ====        ========
Basic earnings per share                                                 $   3.56       $   3.72                        $   3.42
                                                                         ========        =======                        ========
Diluted earnings per share                                               $   3.50       $   3.65                        $   3.36
                                                                         ========        =======                        ========
Average common shares - Basic (thousands)                                 820,945        722,373                       1,638,382
                                                                          =======        =======                       =========
Average common shares - Diluted (thousands)                               837,706        736,055                       1,670,626
                                                                          =======        =======                       =========



                      PRO FORMA CONDENSED INCOME STATEMENT
                             NATIONSBANK/BANKAMERICA
                                   (UNAUDITED)
                                                                              FOR THE YEAR ENDED DECEMBER 31, 1995
                                                                 ---------------------------------------------------------------
                                                                                                                    NATIONSBANK
                                                                                                    PRO FORMA       BANKAMERICA
                                                                     NATIONSBANK    BANKAMERICA     ADJUSTMENTS       COMBINED
                                                                     -----------    -----------     -----------       --------
                                                                        (DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
                                                                        -----------------------------------------------
INTEREST INCOME
 Interest and fees on loans and leases                                  $ 12,134       $ 12,760             $ -        $ 24,894
 Interest and dividends on securities                                      1,844          1,276               -           3,120
 Federal funds sold and securities purchased under
   agreements to resell                                                      942            650               -           1,592
 Trading account securities                                                1,100            741               -           1,841
 Other interest income                                                       166            466               -             632
                                                                           -----          -----            ----           -----
   Total interest income                                                  16,186         15,893               -          32,079

INTEREST EXPENSE
 Deposits                                                                  4,274          4,923               -           9,197
 Borrowed funds                                                            2,858          1,160               -           4,018
 Trading account liabilities                                                 896            182               -           1,078
 Long-term debt                                                              964          1,113               -           2,077
                                                                           -----          -----            ----           -----
   Total interest expense                                                  8,992          7,378               -          16,370
                                                                           -----          -----            ----          ------
NET INTEREST INCOME                                                        7,194          8,515               -          15,709
Provision for credit losses                                                  505            440               -             945
                                                                           -----          -----            ----           -----
NET CREDIT INCOME                                                          6,689          8,075               -          14,764
Gains on sales of securities                                                  34             24               -              58
Noninterest income                                                         3,787          4,469               -           8,256
Foreclosed properties expense                                                 30             18               -              48
Merger and restructuring items                                                 -              -               -               -
Noninterest expense                                                        6,670          7,983               -          14,653
                                                                           -----          -----            ----          ------
INCOME BEFORE INCOME TAXES                                                 3,810          4,567               -           8,377
Income tax expense                                                         1,327          1,903               -           3,230
                                                                           -----          -----            ----           -----
NET INCOME BEFORE PREFERRED DIVIDENDS                                      2,483          2,664               -           5,147
Preferred dividends                                                           24            227               -             251
                                                                           -----          -----            ----           -----
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS                             $  2,459       $  2,437            $  -        $  4,896
                                                                        ========       ========            ====        ========
Basic earnings per share                                                $   3.18       $   3.28                        $   3.03
                                                                        ========       ========                        ========
Diluted earnings per share                                              $   3.10       $   3.24                        $   2.98
                                                                        ========       ========                        ========
Average common shares - Basic (thousands)                                773,799        741,963                       1,613,404
                                                                         =======        =======                       =========
Average common shares - Diluted (thousands)                              800,104        751,112                       1,650,062
                                                                         =======        =======                       =========

                        NOTES TO THE UNAUDITED PRO FORMA
                         CONDENSED FINANCIAL INFORMATION


Note 1 - Basis of Presentation

         On April 10, 1998, NationsBank entered into an Agreement and Plan of Reorganization with BankAmerica. The Reorganization will create a new Delaware holding company which will be headquartered in Charlotte, North Carolina. Each outstanding share of BankAmerica common stock will be converted into 1.1316 shares of the new holding company's common stock and each share of NationsBank's common stock will be converted into one share of the new company's common stock.

         The unaudited Pro Forma Condensed Financial Information has been prepared assuming that the Reorganization will be accounted for under the pooling of interests method of accounting and is based on the historical consolidated financial statements of NationsBank and BankAmerica. Certain amounts in the historical financial statements of BankAmerica have been reclassified to conform with NationsBank's historical financial statement presentation.

         The pro forma adjustments represent management's best estimates based on available information at this time. Actual adjustments will differ from those reflected in the unaudited Pro Forma Condensed Financial Information. NationsBank and BankAmerica are still in the process of reviewing their respective accounting policies relative to those followed by the other entity. As a result of this review, it may be necessary to restate certain amounts in NationsBank's or BankAmerica's financial statements to conform to those accounting policies that are most appropriate. In management's opinion, any such restatements will not be material.

         On January 9, 1998, NationsBank completed its merger with Barnett, headquartered in Jacksonville, Florida, resulting in the issuance of approximately 233 million shares of NationsBank's common stock. The transaction was accounted for under the pooling of interests method of accounting and accordingly, the historical financial statements of NationsBank reflect the merger with Barnett for all periods presented.

         On January 7, 1997, NationsBank completed the acquisition of Boatmen's, headquartered in St. Louis, Missouri, resulting in the issuance of approximately 195 million shares of NationsBank's common stock valued at $9.4 billion and aggregate cash payments of $371 million to Boatmen's shareholders. At the acquisition date, Boatmen's total assets and deposits were approximately $41.2 billion and $32.0 billion, respectively. The acquisition was accounted for under the purchase method of accounting and, accordingly, is included in NationsBank's historical financial statements from the date of acquisition.

         The unaudited Pro Forma Condensed Financial Information should be read in conjunction with the historical consolidated financial statements and the related notes thereto of each of NationsBank and BankAmerica. NationsBank's historical financial statements, restated to give retroactive effect of the merger of NationsBank with Barnett, are included in NationsBank's Current Report on Form 8-K filed with the SEC on April 16, 1998. In addition, NationsBank's historical interim financial statements for the three months ended March 31, 1998 are included in NationsBank's Form 10-Q filed with the SEC on May 15, 1998. BankAmerica's historical financial statements are incorporated by reference in its Annual Report on Form 10-K for the year ended December 31, 1997 as filed with the SEC on March 16, 1998 and its Form 10-Q for the three months ended March 31, 1998 as filed with the SEC on May 14, 1998.

Note 2 - Merger and Restructuring Items

         In connection with the Reorganization, the combined company expects to incur pre-tax merger and restructuring items of approximately $1.3 billion ($800 million after tax), which will include severance and change in control expenses, conversion and related costs and occupancy and equipment expenses (primarily lease exit costs and the elimination of duplicate facilities and other capitalized assets), exit costs related to contract terminations and other Reorganization costs (including legal and investment banking fees). The pro forma adjustments represent management's best estimates based on available information at this time. Actual adjustments will differ from those reflected in the unaudited Pro Forma Condensed Financial Information.

Note 3 - Divestitures

         The combined company anticipates that, to comply with what the Federal Reserve Board, the Department of Justice and certain state authorities may require in connection with their review of the Reorganization, certain branches of NationsBank and BankAmerica will need to be divested in various markets where each of NationsBank and BankAmerica have a combined share of deposits. The impact of anticipated branch divestitures on the combined company's financial condition and results of operations is not expected to be material.

Note 4 - Shareholders' Equity

         In conjunction with the Reorganization, a new holding company will be established called BankAmerica Corporation. Each outstanding share of BankAmerica common stock will be converted into 1.1316 shares of the new holding company's common stock and each share of NationsBank's common stock will be converted into one share of the new company's common stock. NationsBank and BankAmerica had 955 million and 683 million shares of common stock outstanding as of March 31, 1998, respectively. The common stock in the Unaudited Pro Forma Condensed Balance Sheet has been adjusted to reflect the reclassification of BankAmerica's additional paid-in capital and treasury stock to conform to NationsBank's presentation. Unaudited pro forma retained earnings reflects the estimated adjustment for anticipated merger and restructuring costs as described above.

Note 5 - Preferred Stock Redemption

         In April 1998, the Board of Directors of BankAmerica authorized the redemption of its Series A and Series B Cumulative Adjustable Preferred Stock (the "Preferred Stock"). All 5,178,000 shares of the Series A Preferred Stock and 3,546,100 shares of the Series B Preferred Stock will be redeemed at $50.00 per share and $100.00 per share, respectively, on June 29, 1998. The Preferred Stock has certain voting rights in only specific limited situations and is not convertible into shares of BankAmerica common stock.

Note 6 - Operating Cost Savings

         The combined company expects to achieve a certain level of cost savings through the optimization of delivery systems, reduction of corporate overhead, elimination of redundant staff functions, consolidation of business lines, data processing and back office operations, infrastructure and vendor leverage and the elimination of certain duplicate or excess facilities. No adjustment has been included in the unaudited Pro Forma Condensed Financial Information for the anticipated operating cost savings. There can be no assurance that anticipated operating cost savings will be achieved in the expected amounts or at the times anticipated.

(c) Exhibits.

         The following exhibits are filed herewith:

                EXHIBIT NO.                DESCRIPTION OF EXHIBIT

                    99.1 Consolidated Financial Statements of BankAmerica Corporation and Report of Ernst & Young LLP.*

                    99.2                   Consent of Ernst & Young LLP.*

                    99.3 Unaudited Interim Financial Statements of BankAmerica as of March 31, 1998 and for the three months ended March 31, 1998 and March 31, 1997, incorporated by reference to pages 2 through 15 of BankAmerica's Quarterly Report on Form 10-Q, dated May 14, 1998.

* Previously filed.

                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NationsBank Corporation
                                           Registrant


Date: May 18, 1998                         /s/ Marc D. Oken
                                           Marc D. Oken
                                           Executive Vice President
                                           and Chief Accounting Officer